OPPENHEIMER DISCIPLINED VALUE FUND
                      Supplement dated June 12, 2000 to the
            Statement of Additional Information dated February 28, 2000

The Statement of Additional Information is revised as follows:

1. The biographical information for Peter Antos, Michael Strathearn and Kenneth White is deleted and the following biographical information is added in the subsection titled "Directors and Officers of the Fund" on page 32, directly above the biographical information for Andrew J. Donohue:

      Charles Albers, Vice President and Portfolio Manager, Age 59 Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (since April 1998); a Certified Financial Analyst; formerly a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (1972 -March 1998).

      Nikolaos D. Monoyios, Vice President and Portfolio Manager, Age 50 Two World Trade Center, New York, New York 10048-0203 Vice President of the Manager (since April 1998); a Certified Financial Analyst; formerly a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (1979 - March 1998).


























June 12, 2000                                                       PX0375.004

                         OPPENHEIMER DISCIPLINED VALUE FUND
                      Supplement dated June 12, 2000 to the
                         Prospectus dated February 28, 2000

The Prospectus is changed as follows:

1. The section entitled "Portfolio Managers" on page 11 is replaced by the following paragraph:

   Portfolio  Managers.  As of June 12, 2000,  the  portfolio  managers of the
      Fund are Charles Albers and Nikolaos Monoyios. Mr. Albers is a Senior Vice President of the Manager and Mr. Monoyios is a Vice President of the Manager. Prior to joining the Manager in April 1998, Messrs. Albers and Monoyios were portfolio managers at Guardian Investor Services (from 1972 and 1979, respectively), the investment management subsidiary of The Guardian Life Insurance Company.

2. The following paragraphs are added to the end of the section captioned "How the Fund is Managed" on Page 11:

   At a recent meeting, the Board of Directors of the Fund determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Main Street Growth and Income Fund ("Main Street Growth and Income Fund"). The Board unanimously approved an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated thereby (the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.







June 12, 2000                                                       PS0375.009

   Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for Class A, Class B and Class C shares of Main Street Growth and Income Fund, (ii) these Class A, Class B and Class C shares of Main Street Growth and Income Fund would be distributed to the Class A, Class B and Class C shareholders of the Fund, respectively, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be canceled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

   A meeting of the shareholders of the Fund is expected to be held on or about August 11, 2000 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of two-thirds of the outstanding shares of the Fund. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials which will be mailed in early July, 2000 to Fund shareholders of record on the record date of June 7, 2000. Persons who became shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.





















June 12, 2000                                                       PS0375.009

                      OPPENHEIMER DISCIPLINED ALLOCATION FUND
                      Supplement dated June 12, 2000 to the
                         Prospectus dated February 28, 2000

The Prospectus is changed as follows:

1. The section entitled "Portfolio Managers" on page 13 is replaced by the following paragraphs:

   Portfolio Managers. As of June 12, 2000, the portfolio managers of the Fund are John Kowalik and Alan Gilston. Mr. Kowalik is a Senior Vice President of the Manager and Mr. Gilston is a Vice President of the Manager.

      Prior to joining the Manager in July 1998, Mr. Kowalik was managing director and senior portfolio manager for Prudential Investments Global Advisors (1989 - June 1998). Before joining the Manager in September 1997, Mr. Gilston was a vice president and portfolio manager at Schroder Capital Management International, Inc. (1987 - August 1997).

2. The following paragraphs are added to the end of the section captioned "How the Fund is Managed" on Page 13:

     At a recent meeting, the Board of Directors of the Fund determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Total Return Fund ("Total Return Fund"). The Board unanimously approved an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated thereby (the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.







June  12, 2000                                                      PS0205.010

     Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for Class A, Class B, Class C and Class Y shares of Total Return Fund, (ii) these Class A, Class B, Class C and Class Y shares of Total Return Fund would be distributed to the Class A, Class B, Class C and Class Y shareholders of the Fund, respectively, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be canceled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

     A meeting of the shareholders of the Fund is expected to be held on or about August 11, 2000 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of two-thirds of the outstanding shares of the Fund. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials which will be mailed in early July, 2000 to Fund shareholders of record on the record date of June 22, 2000. Persons who became shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.




















June 12, 2000                                                       PS0205.010